UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22972

AMG PANTHEON PRIVATE EQUITY MASTER FUND, LLC

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

AMG Funds LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: March 31, 2015

(Annual Shareholder Report)

Item 1. Report to Shareholders

ANNUAL REPORT

AMG Funds

March 31, 2015

PANTHEON

AMG Pantheon Private Equity Master Fund, LLC

www.amgfunds.com	AR081-0315

AMG Funds

AMG Pantheon Private Equity Master Fund, LLC

Annual Report—March 31, 2015

TABLE OF CONTENTS	PAGE
FINANCIAL STATEMENTS

Schedule of Investments	3

Notes to Schedule of Investments	4

Statement of Assets and Liabilities	6
Balance sheet, net asset value (NAV) per unit computations and cumulative undistributed amounts

Statement of Operations	7
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal period

Statement of Changes in Net Assets	8
Detail of changes in assets for the fiscal period

Statement of Cash Flows	9
Detail of cash movements for the fiscal period

FINANCIAL HIGHLIGHTS	10
Historical net asset values per unit, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	11
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

DIRECTORS AND OFFICERS	23

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS	25

AMG Pantheon Private Equity Master Fund, LLC

Schedule of Investments

March 31, 2015

	Acquisition Date	Commitment	Shares/% Ownership	Cost	Value

Common Stock - 13.1%
Digital Bridge U.S. Tower Holdings, LLC*,(a)	11/03/2014	$540,500	10	$353,704	$353,375
Palermo TT Holdings, Inc.*,(a)	12/12/2014	500,000	333	340,192	339,740
Total Common Stock				693,896	693,115

Partnership Interest - 9.5%
American Tire Distributors*,(a)	02/27/2015	500,000	0.02%	500,000	500,000

Private Investment Funds - 12.0%
Francisco Partners III, L.P.*	01/05/2015	230,799	0.01%	207,308	218,804
Providence Equity Partners VI L.P.*	12/12/2014	425,147	0.01%	384,755	416,001
Total Private Investment Funds				592,063	634,805

Exchange Traded Funds - 20.7%
SPDR® S&P 500 ETF Trust			5,280	1,058,997	1,089,950

Short-Term Investments - 46.6%

Other Investment Companies - 46.6%
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%(1)			2,458,483	2,458,483	2,458,483

Total Investments - 101.9%				$5,303,439	5,376,353
Other Assets, less Liabilities - (1.9%)					(98,184)
Net Assets - 100.0%					$5,278,169

*	Investment is issued in a private placement and is restricted to resale.
(a)	Non-income producing.
(1)	Yield shown represents the March 31, 2015 seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Private Equity Master Fund, LLC

Notes to Schedule of Investments

March 31, 2015

The following table summarizes the inputs used to value the Fund’s net assets by the fair value hierarchy levels as of March 31, 2015:

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments in Securities
Common Stock	—	—	$693,115	$693,115
Partnership Interest	—	—	500,000	500,000
Private Investment Funds	—	—	634,805	634,805
Exchange Traded Funds	$1,089,950	—	—	1,089,950
Short-Term Investments
Other Investment Companies	2,458,483	—	—	2,458,483

Total Investments	$3,548,433	—	$1,827,920	$5,376,353

As of March 31, 2015, the Fund had no transfers from the beginning of the reporting period.

The reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stock	Partnership Interest	Private Investment Funds	Total
Balance as of October 1, 2014	—	—	—	—
Purchases	$695,735	$500,000	$596,037	$1,791,772
Sales & Distributions	—	—	(5,137)	(5,137)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Net realized gain/(loss)	(1,839)	—	1,163	(676)
Net unrealized appreciation/(depreciation)	(781)	—	42,742	41,961

Balance as of March 31, 2015	$693,115	$500,000	$634,805	$1,827,920

Net unrealized appreciation/(depreciation) on securities held at March 31, 2015	$(781)	—	$42,742	$41,961

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Private Equity Master Fund, LLC

Notes to Schedule of Investments (continued)

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of March 31, 2015. The table below is not intended to be all inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Master Fund’s fair value measurements:

	Fair Value as of March 31, 2015	Valuation Techniques	Unobservable Inputs	Ranges
Common Stock	$693,115	Cost Multiple	Cost Multiple	1
Partnership Interest	500,000	Cost Multiple	Cost Multiple	1
Private Investment Funds	634,805	General Partner Net Asset Value	Net Asset Value	n/a

Total	$1,827,920

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Private Equity Master Fund, LLC

Statement of Assets and Liabilities

March 31, 2015

Assets:
Investments at value*	$5,376,353
Cash held in escrow	5,000,000
Receivable from Investment Manager	533,207
Prepaid offering costs	58,839
Dividends and other receivable	5,041
Prepaid expenses and other assets	14,448

Total Assets	10,987,888

Liabilities:
Payable to Affiliates	373,996
Subscriptions in escrow	5,000,000
Accrued expenses:
Administrative fees	114,064
Directors fees	10,625
Professional fees	208,082
Other	2,952

Total Liabilities	5,709,719

Net Assets	$5,278,169

Net Assets Represent:
Paid-in capital	$5,172,064
Accumulated net investment loss	(11,700)
Accumulated net realized gain	44,891
Net unrealized appreciation of investments	72,914

Net Assets	$5,278,169

* Investments at cost	$5,303,439

Units outstanding	516,972
Net asset value, offering and redemption price per unit	$10.21

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Private Equity Master Fund, LLC

Statement of Operations

For the period from October 1, 2014 (commencement of operations) to March 31, 2015

Investment Income:
Dividend income	$7,489
Interest income	85

Total investment income	7,574

Expenses:
Investment advisory and management fees	32,119
Administrative fees	171,555
Organizational costs	301,011
Professional fees	211,818
Amortization of offering costs	58,839
Directors fees and expenses	10,625
Reports to unit holders	2,930
Custody fees	1,999
Miscellaneous expenses	5,155

Total expenses before offsets	796,051

Expense reimbursements	(744,658)
Fee waiver	(32,119)

Net expenses	19,274

Net investment loss	(11,700)

Net Realized and Unrealized Gain:
Net realized gain from investments	44,891
Net change in unrealized appreciation of investments	72,914

Net realized and unrealized gain	117,805

Net increase in net assets resulting from operations	$106,105

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Private Equity Master Fund, LLC

Statement of Changes in Net Assets

For the period from October 1, 2014 (commencement of operations) to March 31, 2015

Increase (Decrease) in Net Assets Resulting From Operations:
Net investment loss	$(11,700)
Net realized gain from investments	44,891
Net change in unrealized appreciation of investments	72,914

Net increase in net assets resulting from operations	106,105

Capital Unit Transactions:
Proceeds from sale of units	5,172,064

Total increase in net assets	5,278,169

Net Assets:
Beginning of period	—

End of period	$5,278,169

Accumulated Net Investment Loss	$(11,700)

Unit Transactions:
Sale of units	516,972

Net increase in units	516,972

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Private Equity Master Fund, LLC

Statement of Cash Flows

For the period from October 1, 2014 (commencement of operations) to March 31, 2015

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$106,105
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Net realized gain from investments	(44,891)
Net change in unrealized appreciation of investments	(72,914)
Increase in prepaid offering costs	(58,839)
Increase in cash held in escrow	(5,000,000)
Increase in receivable from Investment Manager	(533,207)
Increase in dividends and other receivable	(5,041)
Increase in prepaid expenses and other assets	(14,448)
Increase in payable to affiliates	373,996
Increase in professional fees payable	208,082
Increase in administrative fees payable	114,064
Increase in Directors fees payable	10,625
Increase in other accrued expenses	2,952
Purchases of investments	(3,832,100)
Proceeds from sale of investments	1,028,303
Distributions from investments	3,732
Net purchases of short-term investments	(2,458,483)

Net cash used in operating activities	(10,172,064)

Cash Flows from Financing Activities:
Proceeds from capital contributions (including subscriptions in escrow of $5,000,000)	10,172,064

Net change in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Supplemental Disclosure of Cash Flow Information
Non-Cash Transaction:
In-kind distributions from investment funds	$1,407

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Private Equity Master Fund, LLC

Financial Highlights

For a unit outstanding throughout the period

	For the fiscal period ended March 31, 2015 *

Net Asset Value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss [1,2]	(0.02)
Net realized and unrealized gain from investments	0.23

Total from investment operations	0.21

Net asset value, end of period	$10.21

Total return [1]	2.10	% [3]

Ratio/Supplemental Data:
Ratio of net expense to average net assets (with reimbursements and waivers)	0.75	% [4]
Ratio of expenses to average net assets (with reimbursements)	2.00	% [4]
Ratio of total expenses to average net assets (without reimbursements and waivers) [5]	31.00	% [4]
Ratio of net investment income to average net assets [1]	(0.46	%) [4]
Portfolio turnover rate	56	% [3]

Net assets, end of period (in thousands)	$5,278

*	Commenced operations on October 1, 2014.
1	Total return and net investment income would have been lower had certain expenses not been offset.
2	Per share numbers have been calculated using average shares.
3	Not annualized.
4	Annualized.
5	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Private Equity Master Fund, LLC

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

AMG Pantheon Private Equity Master Fund, LLC (the “Master Fund”) was organized as a Delaware limited liability company on May 16, 2014. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company. The Master Fund commenced operations on October 1, 2014. The Master Fund’s investment objective is to seek long-term capital appreciation. The Master Fund expects to invest primarily in private equity investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co-investments in portfolio companies.

The Master Fund offers a single class of units (“Units”), to accredited investors, which may be purchased on a continuous basis as of the first business day of each month at the Master Fund’s net asset value per Unit. The Unit holders do not have the right to withdraw or tender their Units for the first two years of the Master Fund’s life. The Master Fund may, from time to time, offer to repurchase Units pursuant to written tenders by the Unit holder. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund’s Board of Directors (the “Board”). Additionally, a 2.00% early repurchase fee will be charged by the Master Fund with respect to any repurchase of Units at any time prior to the day immediately preceding the one-year anniversary of the Unit holder’s purchase of the Units.

The Master Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements:

a.	VALUATION OF INVESTMENTS: Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities traded on an international securities exchange and equity securities traded in a non-U.S. over-the counter market are valued at the last quoted sales price. The Master Fund’s listed equity investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board.

AMG Pantheon Private Equity Master Fund, LLC

Notes to Financial Statements (continued)

For co-investments in portfolio companies, the Board uses the market approach to estimate the fair value of private investments. The market approach utilizes prices and other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the disposition, latest round of financing data, current financial position and operating results, among other factors.

Investment Funds are generally based on the valuations provided by the general partners or managers of underlying fund investments. The valuations provided by the general partners or managers typically reflect the fair value of the Master Fund’s capital account balance of each Investment Fund, including unrealized gains and losses, as reported in the financial statements of the respective Investment Fund. In reviewing these underlying valuations, the Board is advised by the Pantheon Ventures (US) LP (the “Investment Manager”), who reviews the capital account balances and may adjust the value of each Master Fund investment.

Short-term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with a monthly analysis showing, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior month end and the percentage of the Master Fund that the security represents at each month end.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

AMG Pantheon Private Equity Master Fund, LLC

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b.	SECURITY TRANSACTIONS: Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	INVESTMENT INCOME AND EXPENSES: Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from Investment Funds will be received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals and the exact timing of distribution from the Investment Funds cannot be determined. Expenses are recorded on an accrual basis. Legal fees are apportioned between the Master Fund and AMG Pantheon Private Equity Fund, LLC (the “Feeder Fund”) based on level of service.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. For the period from October 1, 2014 (commencement of operations) to March 31, 2015, the Master Fund did not incur overdraft fees.

AMG Pantheon Private Equity Master Fund, LLC

Notes to Financial Statements (continued)

d.	DIVIDENDS AND DISTRIBUTIONS: Master Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually as described in the Master Fund’s registration statement. Distributions to Unit holders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to Unit holder distributions, are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2014, the Fund has no permanent or temporary differences.

There were no distributions paid for the period from October 1, 2014 (commencement of operations) to March 31, 2015.

As of March 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Accumulated ordinary loss	$(11,700)
Undistributed short-term capital gains	$44,891

Based on the approximate cost of investments for federal income tax purposes at March 31, 2015, the Master Fund’s aggregate gross unrealized appreciation and depreciation were $73,695 and $781, respectively, resulting in net unrealized appreciation of $72,914.

e.	FEDERAL TAXES: The Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986 (“IRC), as amended, and to distribute substantially all of its taxable income and gains to its Unit holders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements. If the Master Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Master Fund were ineligible to or otherwise were not to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Unit holders, and all distributions out of income and profits would be taxable to Units holders as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

AMG Pantheon Private Equity Master Fund, LLC

Notes to Financial Statements (continued)

Additionally, based on the Master Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Master Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Master Fund’s tax year end is September 30. Management has analyzed the Fund’s tax positions as of March 31, 2015, and for its open tax year and has concluded that no provision for federal income tax is required in the Master Fund’s financial statements. Additionally, the Master Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses may be carried forward for an unlimited time period. Additionally, capital losses that are carried forward retain their tax character as either short-term or long-term capital losses.

f.	CAPITAL LOSS CARRYOVERS AND DEFERRALS: As of March 31, 2015, the Master Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Master Fund incur net capital losses for the tax year ended September 30, 2015, such amounts may be used to offset future realized capital gains for an unlimited time period.

g.	CAPITAL STOCK: The Master Fund’s Limited Liability Company Agreement authorizes an issuance of an unlimited number of Units, without par value. The Master Fund records sales and repurchases of its capital stock on the trade date.

At March 31, 2015, certain affiliated Unit holders of record owned 100% of the Master Fund’s net assets. Transactions by these Unit holders may have a material impact on the Master Fund.

h.	ORGANIZATIONAL AND OFFERING COSTS: The Investment Manager incurred and directly paid organizational and offering costs on behalf of the Master Fund in the amount of $418,689, which will be repaid by the Master Fund for the full amount thereof. Organizational costs in the amount of $301,011 were expensed. Offering costs of $117,678 were deferred and are being amortized on the straight-line method over a period of one year from the commencement of operations. The amount of organizational and offering costs owed by the Fund to the Investment Manager is reflected as a Payable to Affiliates on the Statement of Assets and Liabilities.

i.	CASH AND CASH HELD IN ESCROW: Cash consists of monies held at The Bank of New York Mellon, (the “Custodian” or “BNYM”). Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund’s Custodian.

AMG Pantheon Private Equity Master Fund, LLC

Notes to Financial Statements (continued)

Cash held in escrow represents monies received in advance of the effective date of the Unit holder’s subscription. The monies are deposited with the Master Fund’s transfer agent, and will be released from escrow on the effective date of the subscription.

j.	REPURCHASE AGREEMENTS: The Master Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Master Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Master Fund did not have any repurchase agreement outstanding at March 31, 2015.

2.	RELATED PARTY TRANSACTIONS AND OTHER

The Master Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940. Affiliated Managers Group, Inc., (“AMG”) indirectly owns a majority of the interests of the Investment Manager. Investment management fees are paid directly by the Master Fund to the Investment Manager calculated at the annual rate of 1.25% of the net assets of the Master Fund as of the end of each month, determined before giving effect to the payment of the Management Fee being calculated or to any purchases or repurchases of interests of the Fund or any distributions by the Master Fund.

The Investment Manager has entered into an “Expense Limitation and Reimbursement Agreement” with the Master Fund for a one-year term beginning on the Initial Closing Date and ending on the one year anniversary thereof (the “Limitation Period”) to pay, waive, or reimburse the Master Fund’s expenses during the Limitation Period such that the Master Fund’s total annual operating expenses (exclusive of certain “Excluded “Expenses” listed below) do not exceed 0.75% per annum of the Master Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the investment management fee paid by the Master Fund; (ii) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co-investments in portfolio companies in which the Master Fund invests (including all acquired fund fees and expenses); (iii) transaction costs, including legal costs and brokerage commissions, of the Master Fund associated with the acquisition and disposition of primary interests, secondary interests, co-investments, ETF investments, and other investments; (iv) interest payments incurred by the Master Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Master Fund; (vi) taxes of the Master Fund; and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager) of the Master Fund. To the extent that the Master Fund’s total annual operating expenses for any month exceed the Expense Cap, the Investment Manager will pay, waive, or reimburse the Master Fund for expenses to the extent necessary to eliminate such excess.

AMG Pantheon Private Equity Master Fund, LLC

Notes to Financial Statements (continued)

To the extent that the Investment Manager undertakes an Expense Cap with respect to the Master Fund, the Master Fund will be obligated to pay the Investment Manager all amounts previously paid, waived, or reimbursed by the Investment Manager with respect to the Master Fund pursuant to such Expense Cap, provided that the amount of such additional payment in any year, together with all expenses of the Master Fund, in the aggregate, would not cause the Master Fund’s total annual operating expenses of the Master Fund, exclusive of Excluded Expenses, in any such year to exceed the amount of the Expense Cap, and provided further that no additional payments by the Master Fund will be made with respect to amounts paid, waived, or reimbursed by the Investment Manager more than thirty-six (36) months after the date the Master Fund accrues a liability with respect to such amounts paid, waived, or reimbursed by the Investment Manager.

For the period from October 1, 2014 (commencement of operations) to March 31, 2015, the Master Fund’s components of reimbursement available are detailed in the following chart:

Reimbursement Available - October 1, 2014	—
Additional Reimbursements	$744,658
Expired Reimbursements	—

Reimbursement Available - March 31, 2015	$744,658

Effective August 13, 2014, the Investment Manager voluntarily agreed to waive the management fee paid by the Master Fund until March 31, 2015. During the period ended March 31, 2015, the Investment Manager voluntarily waived management fees in the amount of $32,119. The Investment Manager has agreed to extend the Voluntary Fee Waiver until September 30, 2015.

The Master Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. retail distribution arm of AMG, serves as the Master Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Master Fund’s operations, including administration and Unit holder services to the Master Fund, its Unit holders, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Master Fund’s Unit holders. The Master Fund pays a fee to the Administrator at the rate of 0.20% per annum of the Master Fund’s average monthly net assets, with a minimum annual fee of $344,000 for these services.

The aggregate annual retainer paid to each Independent Director of the Board is $8,000, plus $1,000 for each regular or special meeting attended. The Independent Chairman of the Fund receives an additional payment of $3,000 per year. The Chairman of the Audit Committee receives an additional payment of $1,500 per year. The Directors fees and expenses are split evenly between the Fund and the Feeder Fund.

AMG Pantheon Private Equity Master Fund, LLC

Notes to Financial Statements (continued)

The Administrator paid certain insurance premiums in the amount of $18,590 on behalf of the Master Fund. This balance is reflected as a Payable to Affiliates on the Statement of Assets and Liabilities.

3.	INVESTMENTS IN PRIVATE EQUITY AND INVESTMENT FUNDS

Private equity investments are typically made in non-public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Investment Funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such Investment Funds, investors usually commit to provide up to a certain amount of capital when requested by the Investment Fund’s manager or general partner. The general partner then makes private equity investments on behalf of the Investment Fund. The Investment Fund’s investments are usually realized, or “exited” after a three to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the Investment Fund’s investors. The Investment Funds themselves typically have a term of ten to twelve years. The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, subject to a preferred return and a claw back. Detailed information about the Investment Funds’ portfolios is not publically available.

Some of the investments that the Investment Manager will consider with respect to the Master Fund include:

•	Primary Investments: Primary investments (primaries) are interests or investments in newly established Investment Funds that are typically acquired by way of subscription during their fund raising period. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life.

•	Secondary Investments: Secondary investments (secondaries) are interests in existing private equity funds that are typically acquired from existing investors in such Investment Funds in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

•	Direct Investments/Co-Investments: Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co- investments represent opportunities to separately invest in specific portfolio

AMG Pantheon Private Equity Master Fund, LLC

Notes to Financial Statements (continued)

companies that are otherwise represented in an Investment Fund. Such investments are typically made as co-investments alongside Investment Funds, and are usually structured such that the lead investor holds a controlling interest. Co-investments are typically offered to Investment Fund investors when the Investment Fund manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

As of March 31, 2015, the Master Fund’s investment portfolio composition was as follows:

	Market Value	% of Private Equity and Investment Funds Market Value
Primary Investments	—	0.0%
Secondary Investments	$634,805	34.7%
Co-Investments	1,193,115	65.3%

Total	$1,827,920	100.0%

A listing of the Investment Funds held by the Master Fund and their attributes, as of March 31, 2015 are shown in the table below.

Investment Category	Investment Strategy	Fair value	Commitments	Remaining life	Redemption frequency	Notice (In days)	Redemption Restrictions
Buyout	Control investments in established, cash flow positive companies with focus on mid- or large- capitalization companies.	$634,805	$655,946	2-6 years	Not Redeemable	n/a	n/a

4.	PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term and U.S. Government obligations) for the fiscal period ended March 31, 2015, were $3,832,100 and $1,028,303, respectively. There were no purchases or sales of U.S. Government obligations for the Master Fund.

AMG Pantheon Private Equity Master Fund, LLC

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES LOANED

The Master Fund participates in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Master Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. It is the Master Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Master Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Master Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. The Master Fund did not have any securities on loan at March 31, 2015.

6.	COMMITMENTS AND CONTINGENCIES

Under the Master Fund’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Master Fund under these arrangements is unknown, as this would involve future claims that may be made against a Master Fund that have not yet occurred.

7.	FINANCIAL AND OTHER RISK FACTORS

An investment in the Master Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

The Master Fund intends to invest a substantial portion of its available capital in private equity securities including investments in Investment Funds and Investment Fund portfolio companies. These investments are generally restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its holdings for extended periods, which may be several years. As a non-diversified fund, the Master Fund may have a concentration of investments in a limited number of portfolio

AMG Pantheon Private Equity Master Fund, LLC

Notes to Financial Statements (continued)

securities. The Master Fund may also have a concentration of investments in a particular sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. Private equity securities are illiquid and can be subject to various restrictions on resale. There can be no assurance that the Master Fund will be able to realize the value of any private equity investments in a timely manner. Additionally, Investment Funds are generally closed-end private equity partnerships with no right to withdraw prior to the termination of the partnership. The frequency of withdrawals is dictated by the governing documents of the Investment Funds. Units in the Master Fund provide limited liquidity because Units can only be redeemed upon approval of the Master Fund’s Board.

Therefore, an investment in the Master Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the Master Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Master Fund is provided in the Feeder Fund’s Prospectus and Statement of Additional Information.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In May 2015, The Financial Accounting Standards Board issued Accounting Standard Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”). ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. Also, ASU 2015-07 removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. Rather, those disclosures are limited to investments for which the Master Fund has elected to measure the fair value using that practical expedient. New disclosures are required for annual reporting periods beginning after December 15, 2015, and interim periods within those annual periods. Earlier application is permitted. Management is currently evaluating the impact of ASU 2015-07 will have on the Master Fund’s financial statements and disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after March 31, 2015 have been evaluated through the date the financial statements were issued. Subscriptions into the Master Fund for April 1, 2015 and May 1, 2015, were equal to $5,025,000 and $50,000, respectively. There were no additional subscriptions through the issuance date of the Master Fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Unit holders of AMG Pantheon Private Equity Master Fund, LLC:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the AMG Pantheon Private Equity Master Fund, LLC (the “Fund”) at March 31, 2015, the results of its operations, the changes in its net assets, and its cash flows and the financial highlights for the period October 1, 2014 (commencement of operations) through March 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and transfer agent and the application of alternative auditing procedures, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 29, 2015

AMG Pantheon Private Equity Master Fund, LLC

Directors and Officers

The Directors and Officers, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Directors provide broad supervision over the affairs of the Master Fund. The Directors are experienced executives who meet periodically throughout the year to oversee the Master Fund’s activities, review contractual arrangements with companies that provide services to the Master Fund, and review the Master Fund’s performance. Unless otherwise noted, the address of each Director or Officer is the address of the Master Fund: 800 Connecticut Avenue, Norwalk, Connecticut 06854. There is no stated term of office for Directors. Directors serve until their resignation, retirement or removal in accordance with the Master Fund’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Directors, President, Treasurer and Secretary of the Master Fund are elected by the Directors annually. Other officers hold office at the pleasure of the Directors.

Independent Directors

The following Directors are not “interested persons” of the Fund within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
• Director since 2014	Kurt A. Keilhacker, 10/5/63
• Oversees 47 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Director, Gordon College (2001-Present); Board Member, 6wind SA, (2002- Present); Managing Member, Elementum Ventures (2013-Present); Director of Aston Funds (27 portfolios) (2014-Present).

• Director since 2014	Eric Rakowski, 6/5/58
• Oversees 47 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Director of Third Avenue Trust (5 portfolios); Director of Third Avenue Variable Trust (1 portfolio); Director of Aston Funds (27 portfolios) (2010- Present).

• Director since 2014	Victoria L. Sassine, 8/11/65
• Oversees 47 Funds in Fund Complex	Lecturer, Babson College (2007 – Present); Director of Aston Funds (27 portfolios) (2014- Present).

Interested Directors

Number of Funds Overseen in Fund Complex	Name, Date of Birth, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director
• Director since 2014	Christine C. Carsman, 4/2/52
• Oversees 47 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Director of Aston Funds (27 portfolios) (2014-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

AMG Pantheon Private Equity Master Fund, LLC

Directors and Officers (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Date of Birth, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 2/07/68
• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2014

Keitha L. Kinne, 5/16/58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary and Chief Legal Officer since 2014

Lewis Collins, 2/22/66

Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

• Treasurer, Principal Financial Officer, and Principal Accounting Officer since 2014

Donald S. Rumery, 5/29/58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, AMG Funds I and AMG Funds II (2000- Present); Chief Financial Officer, AMG Funds I, AMG Funds II and AMG Funds III (2007- Present); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014	John C. Ball, 01/09/76
Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2014

Leslie J. Osborn, 12/11/63

Vice President, Compliance Officer - Compliance Officer, AMG Funds LLC (2014-present); Chief Compliance Officer, Credit Suisse - Private Banking USA (2011-2013); Chief Compliance Officer and Head of Compliance (US), Man Investments, Inc. (2008-2011); Chief Compliance Officer, Arden Asset Management LLC (2004-2008); Deputy Compliance Officer/Assistant Director of Compliance, The Common Fund for Nonprofit Organizations (1999-2004).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 03/15/74

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Executive Vice President since 2014

Sheldon Chang, 11/17/65

Managing Director and Head of Private Wealth Solutions, Pantheon Ventures (US) LP (2013-Present; Managing Director and Head of Origination and Product Management for Private Equity and Real Assets, Merrill Lynch Wealth Management (2006-2013).

• Executive Vice President since 2014	Susan Giacin, 09/30/77 Principal, Pantheon Ventures (US) LP (2013-Present); Director, Merrill Lynch Wealth Management (2008-2013); Assistant Vice President, Citi Property Investors (2005-2008).

Approval of Investment Management Agreement

At an in-person meeting held on May 19, 2014, the Boards of Directors (the “Directors”) of AMG Pantheon Private Equity Fund, LLC (the “Feeder Fund”) and AMG Pantheon Private Equity Master Fund, LLC (the “Master Fund,” together with the Feeder Fund, the “Funds”), including all of the Directors who are not “interested persons” of the Funds (“Independent Directors”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve the investment management agreement between Pantheon Ventures (US) LP (“Pantheon”) and the Feeder Fund and the investment management agreement between Pantheon and the Master Fund (the “Investment Management Agreements”). The Directors were separately represented by independent legal counsel in their consideration of the Investment Management Agreements.

In considering each Investment Management Agreement, the Directors reviewed a variety of materials relating to the Funds and Pantheon, including management fee information for an appropriate peer group of similar funds and other information regarding the nature, extent and quality of services to be provided by Pantheon under the Investment Management Agreements. Because the Funds are new and had not yet begun operations as of the date of the in-person meeting, no comparative performance information for the Funds was provided. However, as noted below, the Directors considered the performance of a private equity fund managed by an affiliate of Pantheon. Prior to voting, the Independent Directors: (a) reviewed the foregoing information with their independent legal counsel and with management and (b) discussed with their independent legal counsel the legal standards applicable to their consideration of the Investment Management Agreements.

Nature, extent and quality of services

In considering the nature, extent and quality of the services to be provided by Pantheon under the Investment Management Agreements, the Directors evaluated, among other things: (a) the expected services to be rendered by Pantheon to the Funds; (b) the qualifications and experience of Pantheon’s personnel; and (c) Pantheon’s compliance program. The Directors considered the investment philosophy, strategies and techniques that are intended to be used in managing the Funds. Among other things, the Directors reviewed biographical information on portfolio management and other professional staff, a history of Pantheon and a description of its global representation. The Directors considered information provided regarding the experience of the portfolio managers in the private equity industry, including the information set forth in the Feeder Fund’s draft private placement memorandum. In addition, the Directors considered Pantheon’s diligence process prior to investing in an investment fund or other investment, and noted that it consists of diligence regarding the organization, its track record and strategy and how the particular investment fund or other investment fits within the given portfolio Pantheon is managing. The Directors considered that Pantheon intended to have the Master Fund invest in a portfolio of companies in different stages of their development, including buyout investments, special situations investments and growth/equity investments, in each case indirectly through Investment Funds and directly through co-investment opportunities.

Approval of Investment Management Agreement (continued)

Performance

Because the Funds had not yet commenced operations as of the date of the in-person meeting, the Directors noted that they could not draw any conclusions regarding the performance of the Funds. However, the Directors considered the performance of Pantheon International Participations PLC, a private equity fund of funds that is managed by an affiliate of Pantheon, Pantheon Ventures (UK) LLP, and that is traded on the London stock exchange, which showed that Pantheon International Participations PLC had outperformed the MSCI World Index and the FTSE All Share Index since its inception in 1987.

Advisory Fees and Profitability

The Directors noted that the management fee for the Funds was equal to the management fee of one peer fund and higher than the management fee of two peer funds, but considered that the universe of similar peer funds was small due to the uniqueness of the strategy. The Directors also took into account the fact that Pantheon had agreed to enter into expense limitation agreements relating to the Feeder Fund and the Master Fund for a term ending on the one year anniversary of the initial closing date of the Funds. The Directors concluded that, in light of the nature, extent and quality of the services to be provided by Pantheon and the considerations noted above with respect to Pantheon, each Fund’s advisory fees are reasonable.

Since the Funds had not yet commenced operations as of the date of the in-person meeting and information regarding profitability would be highly speculative, the Directors were not provided with information regarding the anticipated profitability of Pantheon with respect to the provision of investment advisory services to the Funds. The Directors considered that since the Funds did not have any assets as of the date of the in-person meeting, Pantheon was not realizing any material benefits from economies of scale with respect to the Funds. The Directors also considered all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from Pantheon serving as investment manager to the Funds) received by Pantheon and its affiliates from their relationships with the Funds.

After consideration of the foregoing, the Directors reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreements: (a) Pantheon has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreements; (b) Pantheon’s investment strategy is appropriate for pursuing the Funds’ investment objectives; (c) Pantheon is reasonably likely to execute its investment strategy consistently over time; and (d) Pantheon maintains appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Director not necessarily attributing the same weight to each factor, the Directors concluded that approval of the Investment Management

Approval of Investment Management Agreement (continued)

Agreements would be in the best interests of the Funds and their shareholders. Accordingly, on May 19, 2014, the Directors, including all of the Independent Directors, unanimously voted to approve the Investment Management Agreements.

Important Information About This Report

This report is prepared for the Fund’s Unit holders. It is authorized for distribution to prospective investors only when preceded or accompanied by a confidential private placement memorandum (“PPM”). To receive a free copy of the PPM, which includes additional information about Fund Directors, please contact us by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 877.355.1566 – From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

AR081-0315	| www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Directors has determined that independent Trustee Ms. Victoria Sassine qualifies as an Audit Committee Financial Expert. Ms. Sassine is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2015	Fiscal 2014
AMG Pantheon Private Equity Master Fund, LLC	$41,500	$0

(b)	Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of any Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with the Fund’s investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2015	Fiscal 2014
AMG Pantheon Private Equity Master Fund, LLC	$7,500	$0

For the Fund’s two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for fiscal 2015 and $0 for fiscal 2014, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Directors and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2015 and 2014 for non-audit services rendered to the Funds and Fund Service Providers were $40,400 and $0, respectively. For the fiscal year ended March 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,900 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

Overview and Policies

Pantheon Ventures (US) LP (“Pantheon”) has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients. The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon managed SEC registered investment companies and underlying fund investments are attached herewith. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.	The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to Partner for action. The PM has a duty to disclose any such conflicts.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer.

4.	The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Pantheon’s Proxy Voting Guidelines and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Executive Committee as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

Recordkeeping

As required under Rule 204-2 of the Act, Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;

2.	A copy of each proxy statement the firm receives regarding client’s securities;

3.	A record of each vote cast by the firm on behalf of a client;

4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

5.	A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section are maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years.

PROXY VOTING GUIDELINES

For Directly Held Portfolio Company Securities and ETFs Held by Pantheon Managed SEC Registered Investment Companies

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case.

For Underlying Fund Investments

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by- case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Chris Meads. Mr. Meads joined Pantheon in 2001. He currently serves as Chief Investment Officer of Pantheon and member of Pantheon UK’s Partnership Board. He chairs the Pantheon HK’s Asian Regional Investment Committee and is a member of the Pantheon UK International Investment Committee. Mr. Meads has 17 years of experience in private equity investments. Prior to joining the Adviser in 2001, he worked at HSBC, where he was involved in both strategic acquisitions and the design and implementation of internal operating procedures.

Susan Long McAndrews. Ms. McAndrews joined Pantheon in 2002. She currently serves as a member of Pantheon UK’s Partnership Board, leads the Adviser’s North American primary fund investment activity, and is chair of the Adviser’s U.S. Regional Investment Committee and a member of the Pantheon UK International Investment Committee and the Global Infrastructure Committee. Ms. McAndrews has 18 years of experience in private equity investments. Prior to joining the Adviser in 2002, she was a Principal at Capital Z Partners in Asia, where she was responsible for executing investments in private equity funds and in fund management companies.

Dennis McCrary. Mr. McCrary joined Pantheon in 2007. He currently serves as a senior member of the Adviser’s North American primary investment team focusing on fund investments and co-investments. He is a member of the Adviser’s U.S. Regional Investment Committee and chairs the Co-Investment Committee. Mr. McCrary has 19 years of experience in private equity investments. Prior to joining the Adviser in 2007, he was the head of the U.S. Partnership Team at Adams Street Partners where he was responsible for primary and secondary fund investments.

Brett Johnson. Mr. Johnson joined Pantheon in 2005. He currently serves as Managing Director of the Adviser, focusing on evaluating and monitoring North American primary investment opportunities, and is a member of the Adviser’s U.S. Regional Investment Committee. Mr. Johnson has 13 years of experience in private equity investments. Prior to joining the Adviser in 2005, he was a Director at The Regents of the University of California, where he was responsible for evaluating and executing private equity investments.

Rudy Scarpa, Mr. Scarpa joined Pantheon in 2007. He currently serves as Managing Director of the Adviser, leads the Adviser’s secondaries presence in the U.S., and is a member of the Adviser’s Global Secondary Investment Committee. His focus is on secondary deal origination, analysis, structuring, execution and management of investments. Mr. Scarpa has 19 years of experience in private equity investments. Prior to joining the Adviser in 2007, Mr. Scarpa was previously a partner at Coller Capital where he was a key member of the senior team.

The following tables lists the number and types of accounts, other than the Fund and Master Fund, managed by the Fund’s and the Master Fund’s portfolio managers and estimated assets under management in those accounts, as of March 31, 2014.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world-wide)		Other accounts (world-wide)
	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Chris Meads	0	$0	39	$20.5 billion	34	$6.2 billion
Susan Long McAndrews	0	$0	39	$20.5 billion	34	$6.2 billion
Dennis McCrary	0	$0	39	$20.5 billion	34	$6.2 billion
Brett Johnson	0	$0	22	$13.1 billion	19	$3.0 billion
Rudy Scarpa	0	$0	22	$13.1 billion	19	$3.0 billion

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world-wide) for which the Adviser receives a performance-based fee		Other accounts (world-wide) for which the Adviser receives a performance-based fee
	Number of accounts[1]	Total assets[1]	Number of accounts	Total assets	Number of accounts	Total assets
Chris Meads	0	$0	39	$20.5 billion	23	$4.9 billion
Susan Long McAndrews	0	$0	39	$20.5 billion	23	$4.9 billion
Dennis McCrary	0	$0	39	$20.5 billion	23	$4.9 billion
Brett Johnson	0	$0	22	$13.1 billion	10	$1.8 billion
Rudy Scarpa	0	$0	22	$13.1 billion	10	$1.8 billion

As of March 31, 2014, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Subject to available Pantheon profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon. Such amounts are payable by Pantheon and not by the Master Fund or Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON PRIVATE EQUITY MASTER FUND

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	June 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	June 8, 2015

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	June 8, 2015